EXHIBIT 23.1
                                                                    ------------



                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2003, in the Registration Statement (Form S-1 No. 333-_____) dated July 17, 2003, and related prospectus of SpectraSite, Inc.


/s/ Ernst & Young LLP

Raleigh, North Carolina
July 17, 2003